Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

	Shares	Value
COMMON STOCK - 0.0%
Banks - 0.0%
Banco Espirito Santo SA (A) (B) (C) (D)	8,203	$ 0

Total Common Stock (Cost $9,697)		0

EXCHANGE-TRADED FUNDS - 100.1%
International Equity Funds - 10.1%
iShares MSCI EAFE Min Vol Factor ETF (E)	365,840	26,702,661
iShares MSCI Emerging Markets Min Vol Factor ETF	126,394	7,983,045

		34,685,706

U.S. Equity Funds - 30.5%
iShares MSCI USA Min Vol Factor ETF (E)	323,612	22,390,714
iShares MSCI USA Momentum Factor ETF (E)	140,280	22,565,441
iShares MSCI USA Quality Factor ETF	185,005	22,529,909
iShares MSCI USA Size Factor ETF (E)	117,906	14,158,153
iShares MSCI USA Value Factor ETF (E)	221,057	22,649,500

		104,293,717

U.S. Fixed Income Funds - 59.5%
iShares Broad USD Investment Grade Corporate Bond ETF (E)	566,405	33,440,551
iShares Core U.S. Aggregate Bond ETF	1,496,376	170,332,480

		203,773,031

Total Exchange-Traded Funds (Cost $296,406,839)		342,752,454

	Shares	Value
OTHER INVESTMENT COMPANY - 5.2%
Securities Lending Collateral - 5.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	17,658,293	$ 17,658,293

Total Other Investment Company (Cost $17,658,293)		17,658,293

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 0.00% (F), dated 03/31/2021, to be repurchased at $197,190 on 04/01/2021. Collateralized by a U.S. Government Obligation, 0.13%, due 03/31/2023, and with a value of $201,229.	$ 197,190	197,190

Total Repurchase Agreement (Cost $197,190)		197,190

Total Investments (Cost $314,272,019)		360,607,937
Net Other Assets (Liabilities) - (5.4)%		(18,494,372)

Net Assets - 100.0%		$ 342,113,565

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$0
Exchange-Traded Funds	342,752,454	—	—	342,752,454
Other Investment Company	17,658,293	—	—	17,658,293
Repurchase Agreement	—	197,190	—	197,190

Total Investments	$360,410,747	$197,190	$0	$360,607,937

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is Level 3 of the fair value hierarchy.
(B)	Non-income producing security.
(C)	Security deemed worthless.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At March 31, 2021, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,296,318, collateralized by cash collateral of $17,658,293. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rates disclosed reflect the yields at March 31, 2021.
(G)	There were no transfers in or out of Level 3 during the period ended March 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

Transamerica Series Trust	Page 1

Transamerica BlackRock iShares Edge 40 VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

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